1789 GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

January 31, 2022 (Unaudited)

COMMON STOCKS - 73.6%	Shares	Value
Communications - 5.5%
Advertising & Marketing - 5.5%
Interpublic Group of Companies, Inc. (The)	53,200	$1,890,728

Consumer Discretionary - 4.7%
Retail - Discretionary - 4.7%
Home Depot, Inc. (The)	4,375	1,605,537

Consumer Staples - 5.2%
Retail - Consumer Staples - 5.2%
Kroger Company (The)	41,250	1,798,088

Financials - 19.9%
Banking - 4.1%
JPMorgan Chase & Company	9,500	1,411,700

Institutional Financial Services - 5.9%
CME Group, Inc.	8,850	2,031,075

Specialty Finance - 9.9%
Fidelity National Financial, Inc.	34,200	1,721,970
First American Financial Corporation	22,200	1,654,122
		3,376,092
Health Care - 5.0%
Health Care Facilities & Services - 5.0%
UnitedHealth Group, Inc.	3,600	1,701,252

Industrials - 10.2%
Aerospace & Defense - 4.7%
Lockheed Martin Corporation	4,100	1,595,433

Commercial Support Services - 5.5%
Republic Services, Inc.	14,850	1,895,751

Materials - 9.5%
Chemicals - 4.5%
Celanese Corporation	9,950	1,549,314

Containers & Packaging - 5.0%
Packaging Corporation of America	11,250	1,694,588

1789 GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 73.6% (Continued)	Shares	Value
Real Estate - 4.8%
REITs - 4.8%
Crown Castle International Corporation	9,000	$1,642,590

Technology - 4.5%
Technology Services - 4.5%
Mastercard, Inc. - Class A	3,950	1,526,201

Utilities - 4.3%
Electric Utilities - 4.3%
NextEra Energy, Inc.	19,050	1,488,186

Total Common Stocks (Cost $16,422,338)		$25,206,535

MONEY MARKET FUNDS - 26.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (a) (Cost $9,026,020)	9,026,020	$9,026,020

Total Investments at Value - 100.0% (Cost $25,448,358)		$34,232,555

Other Assets in Excess of Liabilities - 0.0% (b)		10,404

Net Assets - 100.0%		$34,242,959

(a)	The rate shown is the 7-day effective yield as of January 31, 2022.
(b)	Percentage rounds to less than 0.1%.